SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2003

CHITTENDEN CORPORATION

(Exact name of registrant as specified in charter)

Vermont	0-7974	03-0228404

(State or Other Jurisdiction of Incorporation)	(Commission File Number) 0-7974	(IRS Employer Identification No.)

Two Burlington Square, Burlington, Vermont 05401

(Address of Principal Executive Offices) (Zip Code)

(802) 660-1410

(Registrant’s telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets.

          On February 28, 2003, Chittenden Corporation (“Chittenden”) completed its acquisition of Granite State Bankshares, Inc. (“Granite”) pursuant to an Agreement and Plan of Merger, dated as of November 7, 2002, by and between Chittenden and Granite (the “Agreement”).  The acquisition was completed through the merger of Granite with and into Chittenden with Chittenden being the surviving corporation in the merger.

          Upon consummation of the merger, each outstanding share of Granite common stock, par value $1.00 per share, other than treasury stock and any dissenting shares, was converted into the right to receive at the election of the holder thereof either: (i) $46.00 in cash; (ii) 1.64 shares of Chittenden common, par value $1.00 per share, plus cash in lieu of any fractional share; or (iii) cash for half of the shares of Granite common stock held and Chittenden common stock for the remainder of the shares of common stock held, subject to the allocation and proration procedures set forth in the Agreement which were intended to ensure that 50% of the outstanding shares of Granite common stock was converted into the right to receive Chittenden common stock and 50% of the outstanding shares of Granite common stock was converted into the right to receive cash.  Chittenden issued a total of approximately 4,384,687 shares of common stock and paid a total of approximately $122,985,094 to the former Granite shareholders.

          On March 14, 2003 Chittenden filed a Current Report on Form 8-K stating that it had completed its acquisition of Granite and that the financial statements and pro forma financial information required under Item 7 would be filed on or before May 15, 2003. This amended Current Report on Form 8-K contains the required financial statements and pro forma financial information.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)     Financial Statements of Businesses Acquired.  The following audited financial statements of Granite are contained in Exhibit 99.2 attached hereto and are incorporated herein by reference.

Independent Auditors’ Report

Consolidated Statements of Financial Condition as of December 31, 2002 and 2001

Consolidated Statements of Earnings for the Years Ended December 31, 2002, 2001 and 2000

Consolidated Statements of Comprehensive Income for the Years Ended December 31, 2002, 2001 and 2000

Consolidated Statements of Stockholders’ Equity for the Years Ended December 31, 2002, 2001 and 2000

Consolidated Statements of Cash Flows for the Years Ended December 31, 2002, 2001 and 2000

Notes to Consolidated Financial Statements

          (b)     Pro Forma Financial Information.

          An unaudited pro forma condensed combined balance sheet as of December 31, 2002 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2002 giving pro forma effect to Chittenden’s acquisition of Granite are contained in Exhibit 99.3 attached hereto and are incorporated herein by reference.

          (c)     Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of November 7, 2002,  between Chittenden and Granite (incorporated by reference to the Current Report on Form 8-K, event date November 7, 2002, which was filed with the Securities and Exchange Commission on November 8, 2002)

10.1

Shareholders Agreement, dated as of November 7, 2002, between Chittenden and certain directors and officers of Granite (incorporated by reference to the Current Report on Form 8-K, event date November 7, 2002, which was filed with the Securities and Exchange Commission on November 8, 2002)

* 23.1	Consent of Grant Thornton LLP

99.1

Press Release issued by Chittenden Corporation dated February 28, 2003 (incorporated by reference to the Current Report on Form 8-K, event date February 28, 2003, which was filed with the Securities and Exchange Commission on February 28, 2003)

* 99.2

Audited consolidated statements of financial condition of Granite as of December 31, 2002 and 2001, and audited statements of earnings, comprehensive income, stockholders’ equity and cash flows for each of the years ended December 31, 2002, 2001 and 2000

*99.3

Unaudited pro forma condensed combined balance sheet of Chittenden as of December 31, 2002 and unaudited, pro forma statement of operations for the year ended December 31, 2002 giving pro forma effect to Chittenden’s acquisition of Granite

* Filed herewith

2

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHITTENDEN CORPORATION

Date: May 14, 2003	By:	/s/ F. Sheldon Prentice

F. Sheldon Prentice Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of November 7, 2002,  between Chittenden and Granite (incorporated by reference to the Current Report on Form 8-K, event date November 7, 2002, which was filed with the Securities and Exchange Commission on November 8, 2002)

10.1

Shareholders Agreement, dated as of November 7, 2002, between Chittenden and certain directors and officers of Granite (incorporated by reference to the Current Report on Form 8-K, event date November 7, 2002, which was filed with the Securities and Exchange Commission on November 8, 2002)

* 23.1	Consent of Grant Thornton LLP

99.1

Press Release issued by Chittenden Corporation dated February 28, 2003 (incorporated by reference to the Current Report on Form 8-K, event date February 28, 2003, which was filed with the Securities and Exchange Commission on February 28, 2003)

* 99.2

Audited consolidated statements of financial condition of Granite as of December 31, 2002 and 2001, and audited statements of earnings, comprehensive income, stockholders’ equity and cash flows for each of the years ended December 31, 2002, 2001 and 2000

*99.3

Unaudited pro forma condensed combined balance sheet of Chittenden as of December 31, 2002 and unaudited, pro forma statement of operations for the year ended December 31, 2002 giving pro forma effect to Chittenden’s acquisition of Granite

* Filed herewith